SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05653

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	7/31

Date of reporting period:	3/31/04

FORM N-CSR

Item 1 Reports to Stockholders.

Dreyfus
California Municipal
Income, Inc.

SEMIANNUAL REPORT March 31, 2004

Dreyfus California Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Officers and Directors

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus California
Municipal Income, Inc.
The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus California Municipal Income, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2004, the fund achieved a total return of 3.57%.1 During the same period, the fund provided income dividends of $0.2200 per share, which is equal to a distribution rate of 5.33%.2

Despite heightened market volatility in a recovering economy, California municipal bonds generally ended the reporting period with prices that were higher than where they began, contributing positively to the fund’s total return. However, the fund reduced its dividend distribution rate during the reporting period, primarily because of lower yields on securities purchased with the income and principal proceeds from holdings that matured, were sold or were redeemed early by their issuers during the reporting period.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in California municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features.

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund’s performance?

When the reporting period began, stronger than expected economic growth had already sparked a sharp decline in the prices of U.S. fixed-income securities, causing tax-exempt bonds to suffer one of the worst six-week declines in their history during the summer of 2003. At the same time, California was in the midst of political turmoil as record-setting budget deficits loomed and the campaign to recall the state’s governor gained momentum, and the state’s bonds fell more sharply than those of most other states.

Although the market subsequently remained volatile as investors’ economic expectations changed, municipal bond prices gradually recovered during the reporting period, contributing positively to the fund’s total return. Despite renewed fears of potential inflationary pressures in the recovering economy, bond prices were supported by persistently sluggish job growth and the Federal Reserve Board’s assurances that it could be patient before raising short-term interest rates. In addition, a rebound in the prices of California securities was supported by the election of a new governor in October. By the reporting period’s end, voters had approved a borrowing plan to address many of the state’s more pressing fiscal problems, removing some of the near-term uncertainty that had plagued the California market.

In a market environment characterized by historically low borrowing rates, many California municipalities and authorities redeemed their seasoned bonds on their first available “call” dates and refinanced their debt at lower rates. As a result, a number of the fund’s longstanding holdings were retired early, and principal was returned to the fund.

Because these bonds could not be replaced with securities offering similar yield levels, proceeds from their redemptions generally were redeployed among securities with what we believed to be attractive yields for the current environment.

When reinvesting the proceeds from redeemed bonds, we generally favored relatively liquid bonds from issuers rated “single-A” or better. Because yield differences between single-A rated and above and lower-rated bonds were narrower than historical norms for much of the reporting period, it made little sense to us to incur the additional risks of lower-quality securities, including California’s unsecured general obligation debt. Instead, we focused primarily on bonds issued by school districts, electric utilities and other revenue-producing essential-services facilities generally with ratings of single-A or better. In addition, we continued to employ certain yield enhancement strategies designed to augment the nominal income produced by the fund’s holdings.

What is the fund’s current strategy?

We have continued to maintain the fund’s current strategy while California government officials attempt to address the state’s long-term, structural deficit. However, we are aware that the state may begin to cut local aid as part of a deficit-reduction program, which could result in greater fiscal pressures for local bond issuers. Accordingly, we intend to continue to monitor closely the fiscal health of California municipalities, and we are prepared to alter our strategies if we detect signs of deterioration.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment returns fluctuate. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Long-Term Municipal Investments—94.9%	Amount ($)		Value ($

California—81.8%
ABAG Financial Authority For Nonprofit Corps.:
MFHR (Central Park Apartments)
5.60%, 7/1/2038	815,000		847,551
Revenue (Sansum-Santa Barbara)
5.50%, 4/1/2021	2,000,000		2,098,200
California 9.416%, 12/1/2018	375,000	[a,b]	387,405
California Health Facilities Financing Authority,
Revenue:
Health Facilities Financing
(Cedars-Sinai Medical Center)
6.125%, 12/1/2030	1,000,000		1,083,750
(Sutter Health) 6.25%, 8/15/2035	750,000		851,693
California Pollution Control Finance Authority:
PCR 10.285%, 6/1/2014	1,000,000	[a,b]	1,401,280
SWDR:
(Browning Ferris Industries):
5.80%, 12/1/2016	2,000,000		1,918,460
6.75%, 9/1/2019	600,000		604,674
(Keller Canyon Landfill Co. Project)
6.875%, 11/1/2027	1,000,000		1,001,190
California Statewide Communities Development
Authority, COP (Catholic Healthcare)
6.50%, 7/1/2020	500,000		549,240
Capistrano Unified School District, Special Tax
(Community Facilities District Number 98-2-Ladera)
5.75%, 9/1/2029	1,000,000		1,018,970
Central California Joint Powers Health Financing
Authority, COP (Community Hospitals of
Central California) 6%, 2/1/2030	1,000,000		1,038,700
Contra Costa Water District, Water Revenue
5%, 10/1/2019 (Insured; FSA)	1,000,000		1,080,440
Emeryville Public Financing Authority, Revenue
(Shellmound Park Redevelopment Project)
6.80%, 5/1/2014 (Prerefunded 5/1/2004)	500,000	[c]	512,390
Escondido Improvement Bond, Act of 1915
(Reassessment District Number 98)
5.70%, 9/2/2026	440,000		449,381
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue 5.75%, 1/15/2040	500,000		510,800
Long Beach Special Tax Community
Facilities District Number 5 (Towne Center)
6.875%, 10/1/2025	500,000		524,410

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Manteca Financing Authority, Sewer Revenue
5%, 12/1/2033 (Insured; MBIA)	1,000,000		1,043,970
Palmdale Civic Authority, Revenue
(Merged Redevelopment Project Areas):
6.60%, 9/1/2034 (Prerefunded 9/1/2004)	590,000	[c]	615,505
6.60%, 9/1/2034	410,000		421,874
Pomona, COP, General Fund Lease Financing
5.50%, 6/1/2028 (Insured; AMBAC)	1,000,000		1,113,100
Redwood Empire Financing Authority, COP
6.40%, 12/1/2023	2,750,000		2,828,925
Sacramento City Financing Authority, Revenue
9.543%, 12/1/2014	570,000	[a,b]	735,898
Sacramento County, Community Facilities
District Number 1, Special Tax
5.70%, 12/1/2020	740,000		755,133
Sacramento County Housing Authority,
MFHR (Cottage Estate Apartments)
6%, 2/1/2033	1,000,000		1,075,620
San Diego County, COP:
5.70%, 2/1/2028	1,000,000		826,230
(Burnham Institute) 6.25%, 9/1/9029	1,000,000		1,038,080
San Jose Redevelopment Agency, Tax Allocation
(Merged Area Redevelopment Project)
5.25%, 8/1/2029	1,000,000		1,026,180
South Placer Authority, Wastewater Revenue
5.25%, 11/1/2027 (Insured; FGIC)
(Prerefunded 11/1/2010)	1,000,000	[c]	1,167,680
Southeast Resource Recovery Facility Authority,
5.25%, 12/1/2018 (Insured; AMBAC)	500,000		555,390
Torrance Redevelopment Agency,
Tax Allocation Revenue 5.625%, 9/1/2028	500,000		502,375
Turlock Health Facility, COP
(Emanuel Medical Center)
5.75%, 10/15/2023	2,500,000		2,523,500
Valley Health System, HR
(Improvement Project)
6.50%, 5/15/2025	500,000		392,470
West Basin Municipal Water District, Revenue, COP:
5.25%, 8/1/2015 (Insured; MBIA)	500,000		565,095
5.25%, 8/1/2016 (Insured; MBIA)	500,000		560,460

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

			Principal
Long-Term Municipal Investments (continued)			Amount ($)		Value ($)

U.S. Related—13.1%
Commonwealth of Puerto Rico
Highway and Transportation Authority,
Transportation Revenue
8.83%, 7/1/2038			1,000,000	[a,b]	1,069,230
Commonwealth of Puerto Rico
Infrastructure Financing Authority,
Special Tax Revenue
8.675%, 7/1/2015			1,000,000	[a,b]	1,194,470
Guam Power Authority, Revenue
6.75%, 10/1/2024 (Prerefunded 10/1/2004)			1,000,000	[c]	1,048,610
Virgin Islands Public Finance Authority,
Revenue, Subordinated Lien Fund Loan Notes
6%, 10/1/2022			2,000,000		2,048,000
Total Long-Term Municipal Investments
(cost $	37,008,029)				38,986,329

Short-Term Municipal Investments—3.4%

California;
California Health Facilities Financing Authority,
HR, VRDN 1.12% (Insured; MBIA)			1,000,000	[d]	1,000,000
Metropolitan Water District,
Southern California Waterworks, Revenue,
VRDN 1.10%			400,000	[d]	400,000
Total Short-Term Municipal Investments
(cost $	1,400,000)				1,400,000

Total Investments (cost $		38,408,029)	98.3%		40,386,329
Cash and Receivables (Net)			1.7%		700,488
Net Assets			100.0%		41,086,817

Summary of Abbreviations
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors
	Assurance Corporation		Assurance Insurance
COP	Certificate of Participation		Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
HR	Hospital Revenue	VRDN	Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	32.2
AA		Aa		AA	2.1
A		A		A	9.9
BBB		Baa		BBB	28.5
BB		Ba		BB	8.7
B		B		B	2.0
F1		MIG1/P1		SP1/A1	3.5
Not Rated [e]		Not Rated [e]		Not Rated [e]	13.1
					100.0
a Inverse floater security—the interest rate is subject to change periodically.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to a qualified institutional buyers.At March 31, 2004, these securities amounted $4,788,283 or 11.7% of net assets.

c	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Securities payable on demand.Variable interest rate—subject to periodic change.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		38,408,029	40,386,329
Cash			36,661
Interest receivable			722,135
Prepaid expenses			4,527
			41,149,652

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			27,393
Accrued expenses			35,442
			62,835

Net Assets ( $)			41,086,817

Composition of Net Assets ($):
Paid-in capital			42,305,005
Accumulated undistributed investment income—net			95,848
Accumulated net realized gain (loss) on investments			(3,292,336)
Accumulated net unrealized appreciation
(depreciation) on investments			1,978,300

Net Assets ( $)			41,086,817

Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)			4,572,972
Net Asset Value	per share ($)		8.98

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):
Interest Income	1,147,956
Expenses:
Management fee—Note 3(a)	143,135
Auditing fees	15,141
Shareholder servicing costs—Note 3(b)	8,319
Legal fees	7,141
Shareholders’ reports	6,790
Directors’ fees and expenses—Note 3(c)	2,027
Registration fees	1,788
Custodian fees—Note 3(b)	1,644
Miscellaneous	6,286
Total Expenses	192,271
Investment Income—Net	955,685

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(46,890)
Net unrealized appreciation (depreciation) on investments	444,396
Net Realized and Unrealized Gain (Loss) on Investments	397,506
Net Increase in Net Assets Resulting from Operations	1,353,191

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	955,685	1,949,317
Net realized gain (loss) on investments	(46,890)	(1,415,857)
Net unrealized appreciation
(depreciation) on investments	444,396	770,436
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,353,191	1,303,896

Dividends to Shareholders from ($):
Investment income—net	(1,006,054)	(2,085,275)
Net realized gain on investments	(20,578)	—
Total Dividends	(1,026,632)	(2,085,275)
Total Increase (Decrease) in Net Assets	326,559	(781,379)

Net Assets ($):
Beginning of Period	40,760,258	41,541,637
End of Period	41,086,817	40,760,258
Undistributed investment income—net	95,848	114,219

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Six Months Ended
	March 31, 2004		Year Ended September 30,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	8.91	9.08	9.20	8.88	8.98	9.77
Investment Operations:
Investment income—net	.21[b]	.43[b]	.48[b]	.49	.48	.48
Net realized and unrealized
gain (loss) on investments	.08	(.14)	(.14)	.30	(.06)	(.71)
Total from Investment Operations	.29	.29	.34	.79	.42	(.23)
Distributions:
Dividends from
investment income—net	(.22)	(.46)	(.46)	(.47)	(.52)	(.56)
Dividends from net realized
gain on investments	(.00)[c]	—	—	—	—	—
Total Distributions	(.22)	(.46)	(.46)	(.47)	(.52)	(.56)
Net asset value, end of period	8.98	8.91	9.08	9.20	8.88	8.98
Market value, end of period	8.25	8.26	8.31	8.30	8 1 / 4	9 5 / 8

Total Return (%)[d]	2.64[e]	5.09	5.64	6.31	(8.70)	(2.21)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.94[f]	1.00	.98	.95	1.07	1.02
Ratio of net investment income
to average net assets	4.67[f]	4.79	5.35	5.36	5.54	5.09
Portfolio Turnover Rate	5.14[e]	17.50	10.23	4.26	20.44	25.65

Net Assets, end of period
($ x 1,000)	41,087	40,760	41,542	42,069	40,617	41,031

a As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.34% to 5.35%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Calculated based on market value.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fund’s shares trade on the American Stock Exchange under the ticker symbol DCG.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 31, 2004, the Board of Directors declared a cash dividend of $.034 per share from investment income-net, payable on April 29, 2004 to shareholders of record as of the close of business on April 15, 2004.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,804,915 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $274,359 of the carryover expires in fiscal 2004, $1,222,300 expires in fiscal 2005 and $308,256 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund’s average weekly net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2004, there was no expense reimbursement pursuant to the Agreement.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $24,543, custodian fees $382 and transfer agency per account fees $2,468.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $9,848 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2004, the fund was charged $1,644 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $3,622,390 and $1,970,810, respectively.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2004, accumulated net unrealized appreciation on investments was $1,978,300, consisting of $2,355,177 gross unrealized appreciation and $376,877 gross unrealized depreciation.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTES

OFFICERS AND DIRECTORS
Dreyfus California Municipal Income, Inc.
200 Park Avenue
New York, NY 10166
Directors	Portfolio Managers (continued)
Joseph S. DiMartino, Chairman	A. Paul Disdier
Clifford L. Alexander Jr.	Douglas J. Gaylor
Lucy Wilson Benson	Joseph A. Irace
David W. Burke	Colleen A. Meehan
Whitney I. Gerard	W. Michael Petty
Arthur A. Hartman	Scott Sprauer
George L. Perry	Bill Vasiliou
James Welch
Officers
Monica S.Wieboldt
President
Stephen E. Canter	Investment Adviser
Vice President
The Dreyfus Corporation
Mark N. Jacobs
Executive Vice Presidents	Custodian
Stephen R. Byers
Mellon Bank, N.A.
A. Paul Disdier
Secretary	Counsel
Michael A. Rosenberg
Stroock & Stroock & Lavan LLP
Assistant Secretaries
Robert R. Mullery	Transfer Agent,
Steven F. Newman
Dividend Disbursing Agent
Jeff Prusnofsky
and Registrar
Treasurer
James Windels	Mellon Bank, N.A.
Assistant Treasurers	Stock Exchange Listing
Gregory S. Gruber
Kenneth J. Sandgren	AMEX Symbol: DCG
Portfolio Managers	Initial SEC Effective Date
Joseph P. Darcy	10/21/88

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 21

For More Information

Dreyfus California
Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660

© 2004 Dreyfus Service Corporation 0426SA0304

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and

Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

SSL-DOCS2 70134233v1

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)